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                      Supplement to the Prospectus for the
                                Schwab GNMA Fund

                             Dated January 27, 2003

The following paragraph follows Kimon Daifotis' biography on page 5 of the prospectus.

Michael Shearer is a vice president and senior portfolio manager of the investment adviser. He joined the firm in February 2003 and has day-to-day responsibility for the management of the fund. Prior to joining Schwab, he worked for eight years in portfolio management and quantitative research.

Please retain this supplement for your records.














REG25117 FLT (February 28, 2003)